UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 3, 2024

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe , Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street
Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(
720
)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe , Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Exchange Offer Transactions
On September 3, 2024, Lumen Technologies, Inc. (the “Company”) issued a press release announcing that the Company and its indirect, wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3”), each commenced a series of exchange offers for certain of their outstanding unsecured notes (the “Exchange Offers”).
In connection with the Exchange Offers, the Company is offering to exchange its outstanding (i) 5.125% senior notes due 2026 for its newly-issued 10.000% secured notes due 2032 (the “New Lumen Notes”) and certain cash consideration, as applicable, (ii) 4.000% senior secured notes due 2027 (unsecured) for New Lumen Notes, (iii) 6.875% debentures, series G, due 2028 for New Lumen Notes, and (iv) 4.500% senior notes due 2029 (such existing notes, together with the 5.125% senior notes due 2026, 4.000% senior secured notes due 2027 (unsecured) and 6.875% debentures, series G, due 2028, the “Subject Lumen Notes”) for New Lumen Notes. Subject to the terms and conditions specified in the applicable Offering Memorandum (as defined below), including the acceptance priority levels, the maximum aggregate principal amount of New Lumen Notes that Lumen may issue in exchange for Subject Lumen Notes will not exceed $500,000,000 and the maximum aggregate principal amount of New Lumen Notes that Lumen may issue in exchange for 4.500% senior notes due 2029 will not exceed $100,000,000.
In connection with the Exchange Offers, Level 3 is offering to exchange its outstanding (i) 3.400% senior secured notes due 2027 (unsecured) for its newly-issued 10.000% second lien notes due 2032 (the “New Level 3 Notes” and, together with the New Lumen Notes, the “New Notes”), (ii) 4.625% senior notes due 2027 for New Level 3 Notes, and (iii) 4.250% senior notes due 2028 (such existing notes, together with the 3.400% senior secured notes due 2027 (unsecured) and 4.625% senior notes due 2027, the “Subject Level 3 Notes” and, together with the Subject Lumen Notes, the “Subject Notes”) for New Level 3 Notes. Subject to the terms and conditions specified in the applicable Offering Memorandum (as defined below), including the acceptance priority levels, the maximum aggregate principal amount of New Level 3 Notes that Level 3 may issue in exchange for the Subject Level 3 Notes will not exceed $350,000,000.
The Exchange Offers are being made solely in accordance with, and subject to the terms and conditions set forth in, private offering memoranda for the Company and Level 3 respectively, each dated as of September 3, 2024 (each, the “Offering Memorandum” or collectively, the “Offering Memoranda”).
Each Exchange Offer will expire at 5:00 p.m., New York City time, on October 1, 2024, unless extended or earlier terminated by the Company or Level 3, as applicable, conditioned upon the satisfaction or, if applicable, waiver of, the conditions thereto.
The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and therefore will be subject to restrictions on transferability and resale. The Company and Level 3 do not intend to register any of the New Notes under the Securities Act or the securities laws of any other jurisdiction and are not providing registration rights.
The Exchange Offers will only be made, and the New Notes are only being offered and will only be issued, to Eligible Holders of Subject Notes. An Eligible Holder of Subject Notes is a beneficial owner of Subject Notes that (i) makes the certifications in the eligibility certification that it is a (a) “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or
(b) non-U.S.
person outside the United States (as defined in Rule 902 under the Securities Act) who is a
“non-U.S.
qualified offeree” (as defined in the eligibility letter described in the applicable Offering Memorandum), would not be acquiring New Notes and any cash consideration (as applicable) for the account or benefit of a U.S. person and would be participating in any transaction in accordance with Regulation S under the Securities Act, or (ii) in the case of Canadian residents, also makes the certifications in the Canadian certification that it is (a) an “accredited investor” as defined in section 73.3(1) of the
Securities Act
(Ontario), or National Instrument
45-106
-
Prospectus Exemptions
, as applicable, and (b) a “permitted client” as defined in National Instrument
31-103
-
Registration
Requirements, Exemptions and Ongoing Registrant Obligations
.
The foregoing is a summary of the material terms of the Exchange Offers and does not purport to be complete, and is subject to, and qualified by, the above-referenced press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01, and the terms of the Exchange Offers set forth in the Offering Memoranda.

No Offer or Solicitation
Neither this Current Report on Form
8-K
nor the press release attached hereto as Exhibit 99.1 constitutes either (i) an offer to sell, or a solicitation of an offer to buy, the New Notes, (ii) an offer to buy, or a solicitation of an offer to sell, the Subject Notes, or (iii) a solicitation to participate in the Exchange Offers, which are being made solely in accordance with the Offering Memoranda. The Offering Memoranda do not constitute an offer of the New Notes, or a solicitation to participate in the Exchange Offers, to any person in any jurisdiction in which it would be unlawful to make such offer or solicitation or the Exchange Offers under applicable securities laws or blue sky laws.
Cautionary Statements Concerning Forward-Looking Statements
Except for historical and factual information, the matters set forth in this current report on Form
8-K
and other oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the control of the Company and Level 3. Actual events and results may differ materially from those anticipated, estimated, projected, or implied by the Company and Level 3 in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the Company and Level 3 to consummate the Exchange Offers; the possibility that the eligible holders will not be receptive to the Exchange Offers; corporate developments that could preclude, impair, or delay the aforementioned transactions due to restrictions under the federal securities laws; changes in the credit ratings of the Company or Level 3; changes in the cash requirements, financial position, financing plans, or investment plans of the Company or Level 3; changes in general market, economic, tax, regulatory, or industry conditions; and other risks referenced from time to time in filings with the U.S. Securities and Exchange Commission of the Company or Level 3 Parent, LLC. You are cautioned not to unduly rely upon any forward-looking statements of the Company or Level 3, which speak only as of the date made. The Company and Level 3 undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about the intentions of the Company and Level 3 contained in any forward-looking statements reflects the intentions of such companies as of the date of such forward-looking statement, and are based upon, among other things, existing regulatory, technological, industry, competitive, economic, and market conditions, and their assumptions, as of such date. The Company or Level 3 may change its intentions, strategies, or plans (including its capital allocation plans) at any time and without notice, based upon any changes in such factors, in its assumptions or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 3, 2024.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: September 3, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: September 3, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer

QWEST CORPORATION

Dated: September 3, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President, Chief Financial Officer

3